[Dreyfus lion "d" logo]                           (reg.tm)


[Dreyfus logo]                                   (reg.tm)

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                              910AR985

Municipal Money

Market Fund, Inc.

Annual Report

May 31, 1998




DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for the Dreyfus Municipal Money Market Fund, Inc. for the 12-month period ended May 31, 1998. Your Fund produced a yield of 3.08% and, after taking into account the effect of compounding, the effective yield was 3.13%.*

MONEY MARKET OVERVIEW

Over the past several months, mixed economic signals have made it difficult to discern the direction in which the economy is moving. Consumer spending increased 0.5% in both April and May, fueled by both strong employment and income growth. In addition, construction spending also rose 0.8% in April for the fifth straight monthly increase. On the other hand, spring housing data was mixed, with new home sales rising to record levels in April and existing-home sales and new housing starts dropping off. The U.S. trade gap also continued to widen, as manufacturers reported declines in exports to Asia, and tough competition from cheaper Asian imports. With arguments to be made for both continued growth and emerging weakness, it appears that Federal Reserve Board monetary policy will remain on hold at least until something major happens to sway Board members' opinions one way or another.

  Inflation has remained benign throughout the period. Incoming data from April did show a small 0.2% increase in the Consumer Price Index, although this modest rise was the largest in six months. With no consensus as to the direction of the economy, the Federal Reserve Board Open Market Committee left short-term interest rates unchanged at its May meeting; however, the decision to do so may not have been unanimous. Those most wary of inflation may win out in upcoming meetings if the economy does not cool on its own. Interest rates on money market securities fluctuated modestly during the period, but remained largely unchanged. As U.S. Treasury borrowing needs continued to reduce the supply of money market securities, demand remained steady.

MARKET ENVIRONMENT/PORTFOLIO OVERVIEW

  While the Fed has remained quiet over the past six months, market technicals (i.e. supply/demand fluctuations) have played a major role in our overall investment strategy. The municipal money market has experienced some of these changes in seasonal cash flows and note issuance since our last report. For example, in late December, the short-term municipal market experienced a sharp, albeit temporary, rise in short-term rates as a result of corporate seasonal window dressing. Dealers priced securities at attractive levels in order to minimize their inventories, which helped to boost your Fund's yield at year end. The situation reversed in January as assets flowed back into the tax-exempt money funds, thereby putting downward pressure on yields. During this period, yields on tax-exempt money market funds fluctuated in response to these supply
and    demand    imbalances.

  By mid-January, the market stabilized and normal trading patterns, for the most part, returned and continued through March. In April, money funds were tapped for income tax payments which, once again, put upward pressure on rates as funds experienced redemptions. Supply conditions in late May reversed this trend as municipal fund managers anticipated the effect of over $10 billion
notes    leaving    the    market    when    they    mature    this    month.

  Unlike previous summer financing periods, this year's calendar of municipal notes appropriate for purchase for your Fund was drastically reduced by a combination of factors. Due to the strength of local and state economies, many issuers reduced the amount of short-term borrowings. Additionally, many issuers came to market with maturities outside of the 13-month maximum maturity allowable for money funds, whereas these notes were eligible for purchase in prior years. Other issues were converted to a synthetic structure that is not currently permitted for purchase in your Fund. The overall result was a lower yield for those note issues that were considered appropriate investments for your Fund. We expect to choose selectively among these issues and those to follow in the coming weeks to structure the portfolio in an attempt to maximize current yield while maintaining our commitment to high quality tax-exempt investments.

  Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in this Fund and in The Dreyfus Corporation.

               Very truly yours,


               [Richard J. Moynihan signature logo]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

June 18, 1998

New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                         MAY 31, 1998

                                                                                                  Principal

Tax Exempt Investments--100.0%                                                                      Amount            Value
-------------------------------------------------------

                                                                                                _____________     _____________


California--3.5%

Fresno, RAN 4.25%, 6/30/98                                                                      $  12,500,000     $  12,504,302

Los Angeles County, TRAN 4.50%, Series A, 6/30/98                                                  19,000,000        19,009,446

Delaware--8.7%

Delaware Economic Development Authority, Revenue, VRDN

 (Hospital Billing and Collection Service Limited Project):

    4%, Series A (Insured; MBIA and Liquidity Facility; Morgan Stanley) (a)                        25,000,000        25,000,000

    4%, Series B (Insured; MBIA and Liquidity Facility; Morgan Stanley) (a)                        19,000,000        19,000,000

    4%, Series C (Insured; MBIA and Liquidity Facility; Morgan Stanley) (a)                        34,400,000        34,400,000

District of Columbia--2.2%

District of Columbia Housing Finance Agency, SFMR

  4.15%, Series A, 7/1/98 (Liquidity Facility; Assured Management Corp.)                           20,000,000        20,000,000

Florida--2.8%

Dade County, Water and Sewer Systems Revenue, VRDN

  3.90% (Insured; FGIC and Liquidity Facility; Commerzbank) (a)                                     7,600,000         7,600,000

Sunshine State Governmental Finance Commission, Revenue, CP

  3.55%, Series B, 7/15/98 (LOC; Bank of Nova Scotia) (a,b)                                        17,362,000        17,362,000

Georgia--3.6%

Athens-Clarke County Industrial Development Authority, IDR, VRDN

  (Nakanishi Manufacturing Corp. Project) 4.325% (LOC; Sumitomo Bank) (a,b)                         6,000,000         6,000,000

Burke County Development Authority, PCR, CP (Oglethorpe Power Corp. Project)

  3.50%, Series A, 7/24/98 (Insured: AMBAC and LOC; Rabobank Nederland) (b)                        10,000,000        10,000,000

Savannah Economic Development Authority, Revenue Exempt Facilities, VRDN

  (Home Depot Project) 4%, Series A (Corp. Guaranty; Home Depot) (a)                               17,000,000        17,000,000

Hawaii--1.0%

Honolulu City and County, Multi-Family Revenue, VRDN (Royal Kunia Gardens)

  4.25%, Series B (LOC; Bank of Tokyo-Mitsubishi) (a,b)                                             9,225,000         9,225,000

Illinois--9.9%

City of Chicago, Mandatory Tender Notes:

  3.55%, 10/29/98 (LOC; Morgan Guaranty Trust Co.) (b)                                             12,871,000        12,871,000

  3.55%, 2/4/99 (LOC; Morgan Guaranty Trust Co.) (b)                                               10,000,000        10,000,000

Illinois Development Finance Authority, PCR, VRDN (Illinois Power Co.)

  4.25%, Series C (LOC; Bank of Tokyo-Mitsubishi) (a,b)                                            10,400,000        10,400,000

Illinois Development Finance Authority, Revenue, VRDN (Provena Health)

  4%, Series B (Insured; MBIA and LOC; Bank of America) (a,b)                                      40,000,000        40,000,000

Illinois Health Facilities Authority, Revenue, VRDN (Revolving Fund Pooled
Financing)

  3.80%, Series C (LOC; First National Bank of Chicago) (a,b)                                      16,250,000        16,250,000

Indiana--2.0%

Hammond Local Public Improvement Bond Bank, Revenue, Advance Funding Program
Notes

  4.30%, Series A-2, 1/7/99 (LOC; Bank One) (b)                                                    17,810,000        17,861,669


DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                             MAY 31, 1998

                                                                                                   Principal

Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------

                                                                                                _____________     _____________

Idaho--1.1%

Idaho State, TAN 4.625%, 6/30/98                                                                $  10,000,000     $  10,005,696

Kansas--4.3%

Butler County, Solid Waste Disposal Cogeneration Revenue, VRDN

  (Texaco Refining and Marketing) 4.20%, Series B (LOC; Texaco Inc.) (a,b)                         27,100,000        27,100,000

Topeka, MFHR, VRDN (Topeka Retirement Center Limited)

  3.70% (LOC; Krediet Bank) (a,b)                                                                   6,970,000         6,970,000

Wichita, PCR, Refunding, VRDN (CIC Industries Inc. Project)

  4.075% (LOC; The Bank of New York) (a,b)                                                          5,000,000         5,000,000

Louisiana--1.9%

New Orleans Aviation Board, Revenue, VRDN (Passenger Facility Charge Project)

  4.45% (LOC: Banque Paribas and Canadian Imperial Bank of Commerce) (a,b)                          7,400,000         7,400,000

West Baton Rouge Parish Industrial District Number 3, Revenue, Refunding, VRDN

  (Dow Chemical Co. Project) 4.15%, Series B, (LOC; Dow Chemical Co.) (a,b)                         9,300,000         9,300,000

Maine--1.0%

Orrington, RRR, VRDN (Penobscott Energy Recovery Co. Project)

 3.95%, Series B (LOC: Bank of Nova Scotia, Bankers Trust, Canadian Imperial
Bank

  of Commerce, and Toronto Dominian Bank) (a,b)                                                     9,355,000         9,355,000

Michigan--2.9%

Birmingham, EDR, VRDN (Brown Association Project)

  4.075% (LOC; Bankers Trust Co.) (a,b)                                                             1,945,000         1,945,000

Michigan Housing Development Authority, LOR, Refunding, VRDN

  (Harbortown Limited Divide Project) 3.825% (LOC; Bankers Trust Co.) (a,b)                         1,000,000         1,000,000

Michigan Municipal Bond Authority, Revenue

  4.50%, Series B, 7/2/98                                                                          15,000,000        15,007,962

Michigan Strategic Fund, SWDR, VRDN

  (Grayling Generating Project) 4% (LOC; Barclays Bank) (a,b)                                       8,000,000         8,000,000

Minnesota--1.1%

Cloquet, Industrial Facilities Revenue, VRDN (Potlatch Corp. Project)

  3.90%, Series C (LOC; Credit Suisse) (a,b)                                                        5,300,000         5,300,000

St. Paul Housing and Redevelopment Authority, Health Care Systems Revenue,
Refunding

 VRDN (Child Health Care)

  4.05%, Series B (Insured; FSA and LOC: Norwest Bank of Minnesota) (a,b)                           4,800,000         4,800,000

Montana--1.5%

Forsyth, PCR, Refunding, VRDN (Pacific Corp. Project)

  4% (LOC; Rabobank Nederland) (a,b)                                                               13,400,000        13,400,000

Nebraska--1.4%

Nebhelp Incorporated, Revenue, Mutiple Mode Student Loan, VRDN

  3.70%, Series A (Insured; MBIA and LOC; Student Loan Marketing Association) (a,b)                12,995,000        12,995,000

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
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STATEMENT OF INVESTMENTS (CONTINUED)                             MAY 31, 1998

                                                                                                   Principal

Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------

                                                                                                _____________     _____________

Nevada--2.8%

Las Vegas Valley Water District, CP 3.75%, Series A, 7/29/98

  (LOC: United Bank of Switzerland and Westdeutsche Landesbank) (a,b)                           $  25,000,000     $  25,000,000

New Mexico--.9%

New Mexico Mortgage Finance Authority, Single Family Mortgage Program

  3.90%, Issue 2, 10/15/98 (Insured; FGIC)                                                          8,000,000         8,000,000

New York--9.0%

New York City:

 RAN 4.50%, Series A, 6/30/98 (LOC: Bayerische Landesbank, Landesbank Hessen,

    National Westminster Bank and Societe Generale) (b)                                             7,000,000         7,004,183

  VRDN 4.10%, Series B (Insured; FGIC) (a)                                                          6,800,000         6,800,000

New York State Energy, Research and Development Authority, PCR (LILCO Project)

  3.58%, Series A, 3/1/99 (LOC; Deutsche Bank) (b)                                                 13,530,000        13,530,000

New York State Housing Finance Agency, Service Contract Obligation, Revenue,
VRDN

  3.85%, Series A (LOC; Commerzbank) (a,b)                                                          4,000,000         4,000,000

New York State Local Government Assistance Corporation, VRDN

  3.85%, Series A (LOC: Credit Suisse, and Union Bank of Switzerland) (a,b)                        35,700,000        35,700,000

Suffolk County, TAN 4.25%, Series A-1, 8/13/98 (LOC: Canadian Imperial Bank of
Commerce,

  National Westminster Bank and Westdeutsche Landesbank) (b)                                       14,000,000        14,016,445

North Carolina--.5%

Craven County Industrial Facilities and Pollution Control Finance Authority,
Resource

  VRDN (Craven Wood Energy) 4.20%, Series C (LOC; ABN-Amro Bank) (a,b)                              4,100,000         4,100,000

Ohio--4.3%

Cincinnati City School District, BAN 4.32%, 9/17/98                                                10,000,000        10,010,503

Columbus Electric System, Revenue, VRDN 3.50% (LOC; Union Bank of Switzerland) (a,b)                1,300,000         1,300,000

Cuyahoga County, HR, VRDN (Cleveland Clinic Foundation)

  3.75%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)                                            3,200,000         3,200,000

Greene County, Certificate of Indebtness, GO Notes 3.75%, 5/6/99                                    8,000,000         8,001,416

Hamilton County, Hospital Facilities Revenue, VRDN (Bethesda Hospital Inc.)

  3.75% (LOC; Rabobank Nederland) (a,b)                                                             2,000,000         2,000,000

Ohio Housing Finance Agency, Mortgage Revenue

  3.80%, Series A-3, 3/1/99 (LOC; Trinity Funding Corp.) (b)                                       11,880,000        11,880,000

Piqua, IDR, VRDN (Berwick Steel Co. Project) 3.95% (LOC; Sanwa Bank ) (a,b)                         1,000,000         1,000,000

Sharonville, IDR, VRDN (Edgecomb Metals Co. Project)

  3.70% (LOC; Banque Nationale de Paris) (a,b)                                                      1,150,000         1,150,000

Oregon--1.1%

Klamath Falls, Electric Revenue (Salt Caves Hydroelectric)

  3.80%, Series C, 5/3/99 (Escrowed in; U.S. Treasury Bills)                                       10,000,000        10,000,000

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                             MAY 31, 1998

                                                                                                   Principal

Tax Exempt Investments (continued)                                                                  Amount          Value
-------------------------------------------------------

                                                                                                 _____________   _____________

Pennsylvania--4.0%

Columbia County Industrial Development Authority, IDR, VRDN (Kleerdex Co.
Project)

  4.50% (LOC: Bank of Tokyo-Mitsubishi and Sanwa Bank) (a,b)                                   $    4,800,000    $    4,800,000

Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, VRDN:

  4%, Series A (LOC; Student Loan Marketing Association) (a,b)                                     12,100,000        12,100,000

  4%, Series C (LOC; Student Loan Marketing Association) (a,b)                                      8,900,000         8,900,000

Philadelphia, TRAN 4.50%, Series A, 6/30/98                                                        10,000,000        10,003,819

South Carolina--1.9%

South Carolina Jobs Economic Development Authority, EDR, VRDN

  (Wellman Inc., Project) 4.15% (LOC; Wachovia Bank and Trust Co.) (a,b)                           10,010,000        10,010,000

York County, Industrial Revenue, VRDN (Textron Project)

  5.50% (LOC; Bankers Trust) (a,b)                                                                  7,500,000         7,500,000

Tennessee--2.9%

Oak Ridge, IDB, Solid Waste Revenue, VRDN (M4 Environmental)

  4% (LOC; Sun Trust Bank) (a,b)                                                                   10,000,000        10,000,000

Sevier County Public Building Authority, Local Government Public Improvement,
VRDN:

  3.75%, Series A-1 (Insured; AMBAC and SBPA; Krediet Bank) (a)                                     7,020,000         7,020,000

  3.75%, Series B-1 (Insured; AMBAC and SBPA; Krediet Bank) (a)                                     4,600,000         4,600,000

  3.75%, Series B-2 (Insured; AMBAC and SBPA; Krediet Bank) (a)                                     4,600,000         4,600,000

Texas--16.2%

Brazos River Authority, PCR, VRDN (Utility Electric Co.):

  4.15%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)                                           20,000,000        20,000,000

  Refunding 3.95%, Series A (Insured; MBIA and LOC; The Bank of New York) (a,b)                     3,000,000         3,000,000

Brazos River Harbor Naval District, VRDN (Dow Chemical Co. Project):

  Brazoria County Revenue 4.20% (LOC; Dow Chemical Co.) (a,b)                                      19,100,000        19,100,000

  Harbor Revenue 4.20% (LOC; Dow Chemical Co.) (a,b)                                               10,000,000        10,000,000

Greater East Texas Higher Education Authority Inc., Student Loan Revenue

  3.95%, Series B, 9/1/98 (LOC; Student Loan Marketing Association) (b)                             8,000,000         8,000,000

Greater Texas Student Loan Corporation, Student Loan Revenue, Refunding

  3.60%, Series A, 3/1/99 (LOC; Student Loan Marketing Association) (b)                             8,000,000         8,000,000

Gulf Coast Waste Disposal Authority, Environmental Facilities Revenue, VRDN

  (Bayer Corp. Project) 4.20% (LOC; Bayer Corp.) (a,b)                                             23,000,000        23,000,000

Pan-Handle Plains Higher Education Authority Inc., Student Loan Revenue, VRDN

  4%, Series A (LOC; Student Loan Marketing Association) (a,b)                                     13,000,000        13,000,000

State of Texas, TRAN 4.75%, 8/31/98                                                                32,100,000        32,254,481

Texas Public Finance Authority, Revenue, CP

  3.55%, Series A, 7/21/98 (LOC: Toronto Dominion Bank and Union Bank of Switzerland) (b)          10,300,000        10,300,000

Utah--1.0%

Intermountain Power Agency, Power Supply Revenue, CP

  3.55%, 7/16/98 (Liquidity Facility: Bank of America and Bank of Nova Scotia)                      9,000,000         9,000,000

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                             MAY 31, 1998

                                                                                                   Principal

Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------

                                                                                                _____________     _____________

Virginia--5.2%

Charles City and County Industrial Development Authority, Exempt Facilities
Revenue

  VRDN (Chambers Project) 3.90% (LOC; Morgan Guaranty Trust Co.) (a,b)                         $    7,400,000    $    7,400,000

Henrico County Industrial Development Authority, Health Facility Revenue, VRDN

  (Hermitage Project) 4.10% (LOC; Nations Bank of Virginia) (a,b)                                  14,930,000        14,930,000

Peninsula Ports Authority, Revenue, Refunding, VRDN (Zelger Coal)

  4.15% (LOC; Bank of America) (a,b)                                                               14,950,000        14,950,000

Richmond Industrial Development Authority, Revenue, VRDN (Cogentrix of Richmond
Project)

  4.50%, Series A (LOC; Banque Paribas) (a,b)                                                      10,000,000        10,000,000

Wisconsin--1.3%

Wisconsin Health and Educational Facilities Authority, Revenue, CP (Alexian
Village)

  3.70%, Series A, 8/20/98 (Insured; MBIA and LOC; First Chicago Corp.) (b)                        11,440,000        11,440,000

                                                                                                                  _____________

TOTAL INVESTMENTS (cost $902,663,993)                                                                              $902,662,922

                                                                                                                  =============

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           MBIA        Municipal Bond Investors Assurance

BAN         Bond Anticipation Notes                                                Insurance Corporation

CP          Commercial Paper                                        MFHR        Multi-Family Housing Revenue

EDR         Economic Development Revenue                            PCR         Pollution Control Revenue

FGIC        Financial Guaranty Insurance Company                    RAN         Revenue Anticipation Notes

FSA         Financial Security Assurance                            RRR         Resources Recovery Revenue

GO          General Obligation                                      SBPA        Standby Bond Purchase Agreement

HR          Hospital Revenue                                        SFMR        Single Family Mortgage Revenue

IDB         Industrial Development Board                            SWDR        Solid Waste Disposal Revenue

IDR         Industrial Development Revenue                          TAN         Tax Anticipation Notes

LOC         Letter of Credit                                        TRAN        Tax Revenue Anticipation Notes

LOR         Limited Obligation Revenue                              VRDN        Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch (c)            or            Moody's             or            Standard & Poor's              Percentage of Value

_______                            ________                          _________________              ___________________

F1+/F1                             VMIG1/MIG1, P1 (d)                SP1+/SP1, A1+/A1 (d)                 95.4%

AAA/AAA (e)                        Aaa/A/ (e)                        AAA/AA (e)                            1.2

Not Rated (f)                      Not Rated (f)                     Not Rated (f)                         3.4
                                                                                                          ____

                                                                                                         100.0%

                                                                                                         =======

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(b)Secured by letters of credit. At May 31, 1998, 67.9% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, corporations, and government agencies.

(c)Fitch currently provides creditworthiness information for a limited number of investments.

(d)P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.

(e)Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.

(f)Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                              MAY 31, 1998

                                                                                                    Cost             Value

                                                                                                _____________     _____________

ASSETS:                          Investments in securities--See Statement of Investments         $902,663,993      $902,662,922

                                 Interest receivable                                                                  9,176,369

                                 Prepaid expenses and other assets                                                       68,715

                                                                                                                  _____________

                                                                                                                    911,908,006

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          458,199

                                 Cash overdraft due to Custodian                                                      7,586,464

                                 Accrued expenses and other liabilities                                                 146,109

                                                                                                                  _____________

                                                                                                                      8,190,772

                                                                                                                  _____________

NET ASSETS                                                                                                         $903,717,234

                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital                                                                   $903,741,097

                                 Accumulated undistributed investment income--net                                       133,918

                                 Accumulated net realized gain (loss) on investments                                  (156,710)

                                 Accumulated gross unrealized (depreciation) on investments                             (1,071)

                                                                                                                  _____________

NET ASSETS                                                                                                         $903,717,234

                                                                                                                  =============


SHARES OUTSTANDING

(5 billion shares of $.01 par value Common Stock authorized)                                                        905,516,620

NET ASSET VALUE, offering and redemption price per share                                                                  $1.00
                                                                                                                 =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                               YEAR ENDED MAY 31, 1998

INVESTMENT INCOME
INCOME                           Interest Income                                                                    $37,351,905

EXPENSES:                        Management fee--Note 2(a)                                       $  5,001,054

                                 Shareholder servicing costs--Note 2(b)                             1,184,145

                                 Registration fees                                                    126,065

                                 Custodian fees                                                        81,483

                                 Professional fees                                                     62,207

                                 Directors' fees and expenses--Note 2(c)                               59,846

                                 Prospectus and shareholders' reports                                  28,715

                                 Miscellaneous                                                         23,117

                                                                                                 ____________

                                 Total Expenses                                                                    6,566,632

                                                                                                                   ____________

INVESTMENT INCOME--NET                                                                                               30,785,273

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)                                                                     (34,746)

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $30,750,527

                                                                                                                   ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
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STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Year Ended        Year Ended

                                                                                              May 31, 1998       May 31, 1997
                                                                                             _______________  _______________

OPERATIONS:

  Investment income--net                                                                    $     30,785,273   $     29,166,497

  Net realized gain (loss) on investments                                                            (34,746)            (2,582)

  Net unrealized appreciation (depreciation) on investments                                         --                   (6,289)

                                                                                             _______________    _______________

       Net Increase (Decrease) in Net Assets Resulting from Operations                            30,750,527         29,157,626

                                                                                             _______________    _______________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net                                                                         (30,785,273)       (29,166,510)

  Net realized gain on investments                                                                  --                  (22,722)

                                                                                             _______________    _______________

       Total Dividends                                                                           (30,785,273)       (29,189,232)

                                                                                             _______________    _______________

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

  Net proceeds from shares sold                                                                2,925,580,744      3,175,303,462

  Dividends reinvested                                                                            17,843,487         18,593,500

  Cost of shares redeemed                                                                     (3,064,320,922)    (3,196,745,808)

  Net assets received in connection with reorganization (Dreyfus Michigan Municipal
    Money Market Fund)--Note 1                                                                      --               42,809,635

  Net assets received in connection with reorganization (Dreyfus Ohio Municipal
    Money Market Fund)--Note 1                                                                      --               34,121,878

                                                                                             _______________    _______________

       Increase (Decrease) in Net Assets from Capital Stock Transactions                        (120,896,691)        74,082,667

                                                                                             _______________    _______________

         Total Increase (Decrease) in Net Assets                                                (120,931,437)        74,051,061

NET ASSETS:

  Beginning of Period                                                                          1,024,648,671        950,597,610

                                                                                             _______________    _______________

  End of Period                                                                              $   903,717,234     $1,024,648,671

                                                                                             _______________    _______________


Undistributed investment income--net                                                         $       133,918     $      133,918

                                                                                             _______________    _______________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
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FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                         Year Ended May 31,

                                                                  _____________________________________________________________

PER SHARE DATA:                                                    1998          1997         1996         1995         1994

                                                                  ______       ______        ______       ______       ______

   Net asset value, beginning of period                           $  1.00      $  1.00      $  1.00      $  1.00      $  1.00

                                                                  ______       ______        ______       ______       ______

   Investment Operations:

   Investment income--net                                            .031         .029         .031         .029         .020

                                                                  ______       ______        ______       ______       ______

   Distributions:

   Dividends from investment income--net                            (.031)       (.029)       (.031)       (.029)       (.020)

                                                                  ______       ______        ______       ______       ______

   Net asset value, end of period                                 $  1.00      $  1.00      $  1.00      $  1.00      $  1.00

                                                                  =======      =======       =======      =======      =======


TOTAL INVESTMENT RETURN                                              3.13%        2.98%        3.16%        2.98%        2.00%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                            .66%         .65%         .64%         .62%         .62%

   Ratio of net investment income
       to average net assets                                         3.08%        2.94%        3.11%        2.91%        1.98%

   Net Assets, end of period (000's Omitted)                     $903,717   $1,024,649     $950,598     $933,311   $1,117,002

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
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NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Municipal Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment  company.  The  Fund' s  investment  objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  On August 26, 1996, the Fund acquired all the net assets of Dreyfus Michigan Municipal Money market Fund ("DMMMMF") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of shares, at which time 42,858,162 shares of DMMMMF, valued at $1.00 per share and representing net assets of $42,809,635 were exchanged for 42,858,162 shares of the Fund. The aggregate net assets of the Fund and DMMMMF immediately before the acquisition were $956,664,386 and $42,809,635 respectively.

  On August 2, 1996, the Fund acquired all the net assets of Dreyfus Ohio Municipal Money Market Fund ("DOMMMF") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of shares, at which time 34,170,011 shares of DOMMMF, valued at $1.00 per share and representing net assets of $34,121,878 were exchanged for 34,170,011 shares of the Fund. The aggregate net assets of the Fund and DOMMMF immediately before the acquisition were $892,355,560 and $34,121,878 respectively.

  It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represent amortized cost. Under the terms of the custodian agreement, the Fund received net earnings credits of $33,374 during the period ended May 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  The Fund has an unused capital loss carryover of approximately $120,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1998. The carryover does not include net realized securities losses from November 1, 1997 through May 31, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, $1,000 of the carryover expires in fiscal 2000, $4,000 expires in fiscal 2001, $49,000 expires in fiscal 2002, $36,000 expires in fiscal 2003, $7,000 expires in fiscal 2004, $2,000 expires in fiscal 2005 and $21,000 expires in fiscal 2006.

  At May 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 . 50 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1998, the Fund was charged $805,959 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended May 31, 1998, the Fund was charged $287,495 pursuant to the transfer agency agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
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REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS    MUNICIPAL    MONEY    MARKET    FUND,    INC.

  We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Money Market Fund, Inc., including the statement of investments, as of May 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Money Market Fund, Inc. at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


 [Ernst & Young, LLP signature logo]


New York, New York

July 6, 1998

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 1998 as "exempt-interest dividends" (not generally subject to regular Federal income tax).